AXA Equitable Life Insurance Company

Supplement Dated July 18, 2019 to the current prospectus for Structured Investment Option

This Supplement modifies certain information in the Structured Investment Option prospectus (the “Prospectus”) offered by AXA Equitable Life Insurance Company (“AXA Equitable”). You should read this Supplement in conjunction with your Prospectus and retain it for future reference. This Supplement incorporates the prospectus by reference. Unless otherwise indicated, all other information included in your Prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in your Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service center referenced in your Prospectus.

The purpose of this Supplement is to add the following to Appendix IV:

State	Features and benefits	Availability or variation

New Hampshire	Structured Investment Option — Segment Type	3 year and 5 year Segments are not available.

FOR NEW HAMPSHIRE ONLY

Distributed by affiliate AXA Advisors, LLC, and for certain contracts co-distributed by affiliate AXA Distributors, LLC,

1290 Avenue of the Americas, New York, NY 10104.

Copyright 2019 AXA Equitable Life Insurance Company. All rights reserved.

AXA Equitable Life Insurance Company

1290 Avenue of the Americas

New York, NY 10104

212-554-1234

IM - 20-19 (6.19)
Inforce/New Biz	catalog no. 160009 (7.19)
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